AMENDMENT NO. 15 TO LOAN AND SECURITY AGREEMENT


                                                              December 20, 1999

Health Fitness Corporation
3500 West 80th Street, Suite 130
Bloomington, Minnesota 55431



Ladies and Gentlemen:

         Ableco Finance LLC, The Long Horizons Overseas Fund, Ltd., Styx Partners, L.P. and Styx International, Ltd., as direct or indirect assignees of Madeleine L.L.C. (individually and collectively, "Lender") and Health Fitness Corporation ("Borrower") have entered into certain financing arrangements as set forth in the Loan and Security Agreement, dated February 17, 1998 by and among Lender, Borrower and Health Fitness Rehab, Inc., The Preferred Companies, Inc., Health Fitness Rehab of Iowa, Inc., Duffy & Associates Physical Therapy Services Corp., Medlink Corporation, Medlink Services, Inc., Fitness Centers of America, Sports & Orthopedic Physical Therapy, Inc., Midlands Physical Therapy, Inc. and International Fitness Club Network, Inc. (collectively, "Guarantors"), as amended pursuant to Amendment No. 1 to Loan and Security Agreement, dated February 28, 1998, by and among Lender, Borrower and Guarantors, Amendment No. 2 to Loan and Security Agreement, dated June 4, 1998, by and among Lender, Borrower and Guarantors, Amendment No. 3 to Loan and Security Agreement, dated June 26, 1998, by and among Lender, Borrower and Guarantors, Amendment No. 4 to Loan and Security Agreement, dated September 10, 1998, by and among Lender, Borrower and Guarantors, Amendment No. 5 to Loan and Security Agreement, dated November 2, 1998, by and among Lender, Borrower and Guarantors, Amendment No. 6 to Loan and Security Agreement, dated January 8, 1999, by and among Lender, Borrower and Guarantors ("Amendment No. 6"), Amendment No. 7 to Loan and Security Agreement, dated February 26, 1999, by and among Lender, Borrower and Guarantors, Amendment No. 8 to Loan and Security Agreement, dated as of March 12, 1999, by and among Lender, Borrower and Guarantors, Consent and Amendment No. 9 to Loan and Security Agreement, dated as of May 10, 1999, by and among Lender, Borrower and Guarantors, Consent and Amendment No. 10 to Loan and Security Agreement, dated May 24, 1999, by and among Lender, Borrower and Guarantors, as amended by a letter agreement dated as of June 1, 1999, by and among Lender, Borrower and Guarantors, Consent and Amendment No. 11 to Loan and Security Agreement, dated as of June 30, 1999, by and among Lender, Borrower and Guarantors, Amendment No. 12 to Loan and Security Agreement, dated July 15, 1999, by and among Lender, Borrower and Guarantors, Consent and Amendment No. 13 to Loan and Security Agreement, dated as of September 22, 1999, by and among Lender, Borrower and Guarantors and Consent and Amendment No. 14 to Loan and Security Agreement, dated October 12, 1999, by and among Lender, Borrower and Guarantors (and together with all supplements thereto and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including this letter agreement (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements").


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         Borrower and Guarantors have requested certain amendments to the Loan
Agreement and Lender is willing to agree to such amendments, subject to the terms and conditions set forth herein.

         In consideration of the foregoing, and other good and valuable consideration, the parties hereto agree as follows:

         1. Definitions. For purposes of this Amendment, unless otherwise defined herein, all terms used herein, including, but not limited to, those terms used and/or defined in the recitals above, shall have the respective meanings assigned to such terms in the Loan Agreement.

         2. Final Maturity Date. Section 1.38 of the Loan Agreement is hereby amended by deleting the reference therein to "January 14, 2000" and substituting therefor "March 16, 2000".

         3. Maximum Credit. Section 1.57 of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

                  "1.57 "Maximum Credit" shall mean (a) at all times prior to December 30, 1999, $3,600,000, (b) for the period beginning on and including December 30, 1999 and ending on and including January 30, 2000, $3,800,000 and (c) for the period beginning on and including January 31, 2000 and at all times thereafter, $3,600,000."

         4. Supplemental Loans. Section 3(a) of Amendment No. 6 is hereby amended by deleting the proviso thereto in its entirety, and substituting the following therefor:

                  "provided, that, the aggregate amount of Loans up to the amount of the Borrowing Base plus the Supplemental Loans outstanding at any time shall not exceed (i) during the period beginning on and including December 30, 1999 and ending on and including January 30, 2000, the amount equal to $3,795,200 and
                  (ii) beginning on and including January 31, 2000 and at all times thereafter, the amount equal to $3,445,200, in each case as reduced by the amounts and on the dates set forth in
                  Section 1.8(a)(i) of the Loan Agreement."

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         5. Conditions Precedent. The effectiveness of the amendments contained in Sections 2, 3 and 4 hereof is subject to the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

                (a) Lender shall have received an original of this Amendment, duly authorized, executed and delivered by Borrower and Guarantors;

                (b) Lender shall have received a copy of an amendment to the Subordinated Debentures executed by Borrower and the holders of the Subordinated Debentures, which shall be in form and substance satisfactory to Lender; and

                (c) as of the date hereof, no Event of Default, or event, act or condition which with notice or passage of time or both would constitute an Event of Default, shall exist or have occurred.

         6. Effect of this Amendment. Except for the amendment expressly provided herein, no other changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control.

         7.  Fees.

                (a) Amendment Fee. As partial consideration for Lender entering into this Amendment, Borrower shall pay to Lender a fee in the amount of $35,000, which is fully earned on the date hereof and shall be payable on the earliest to occur of (i) an Event of Default, (ii) the termination or non-renewal of the financing arrangements between Lender and Borrower under the Loan Agreement and (iii) March 16, 2000. Lender may, at its option, charge such fee to the loan account of Borrower maintained by Lender.

                (b) Usage Fee. If at any time the sum of (i) the aggregate amount of outstanding Loans up to the amount of the Borrowing Base, plus (ii) the aggregate amount of outstanding Supplemental Loans, is greater than $3,695,200, then Borrower shall pay to Lender a fee in the amount of $15,000, which fee shall be fully earned at such time as the sum of the amounts in clauses (i) and (ii) above is greater than $3,695,200 and shall be payable on the earliest to occur of (A) an Event of Default, (B) the termination or non-renewal of the financing arrangements between Lender and Borrower under the Loan Agreement and (C) March 16, 2000. Lender may, at its option, charge such fee to the loan account of Borrower maintained by Lender.

         8. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or proper to effectuate the provisions and purposes of this Amendment.

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         9. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of law or choice of law).

         10. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto.

                                     Very truly yours,

                                     ABLECO FINANCE LLC, for itself
                                      and as agent

                                     By:

                                     Title:

AGREED:

HEALTH FITNESS CORPORATION
HEALTH FITNESS REHAB, INC.
DUFFY & ASSOCIATES PHYSICAL
  THERAPY SERVICES CORP.
THE PREFERRED COMPANIES, INC.
MEDLINK CORPORATION
HEALTH FITNESS REHAB OF IOWA, INC.
MEDLINK SERVICES, INC.
FITNESS CENTERS OF AMERICA
SPORTS & ORTHOPEDIC PHYSICAL THERAPY, INC.
INTERNATIONAL FITNESS CLUB NETWORK, INC.
MIDLANDS PHYSICAL THERAPY, INC.

By:

Title: